UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2004

TALX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification Number)
Incorporation)

1850 Borman Court
St. Louis, Missouri 63146
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 214-7000

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Press Release
Presentation to Shareholders

Item 1.01.  Entry into a Material Definitive Agreement

     On September 9, 2004, TALX Corporation announced that its shareholders had approved an amendment to the Company’s Outside Directors’ Stock Option Plan. The amendment permits the Company’s Compensation Committee to grant awards of up to 12,000 shares of restricted stock per year to the Company’s outside directors (as defined in the Amended Plan), in the discretion of the Compensation Committee, based upon each individual outside director’s performance and participation. Awards are subject to approval by the Company’s Board of Directors. The Board of Directors originally adopted the Plan on July 12, 1996, and the Plan was originally approved by the shareholders on July 26, 1996. A first amendment to the Plan was adopted by the Board of Directors on May 15, 2001, and the second amendment, approved by the shareholders on September 9, 2004, was adopted by the Board of Directors, subject to shareholder approval, on July 13, 2004. The Plan, as amended, was filed as Exhibit A to the Company’s definitive proxy materials, which were filed with the Securities and Exchange Commission on Schedule 14A on July 23, 2004, and the description of the Amended Plan included therein is incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure

     (a) On September 9, 2004, TALX Corporation issued a press release announcing the declaration of a quarterly dividend on its common stock in the amount of $0.06 per share and the affirmation of financial guidance for the quarter ending September 30, 2004 and the fiscal year ending March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     (b) At the September 9, 2004 Annual Meeting of Shareholders, management of TALX Corporation made a presentation regarding business and financial matters. A copy of the slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

     (c) The information in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. See Exhibit Index.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2004	TALX CORPORATION
	By:	/s/ L. Keith Graves
L. Keith Graves
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated September 9, 2004, announcing declaration of a quarterly dividend and affirming financial guidance for the quarter ended September 30, 2004 and the fiscal year ended March 31, 2005
99.2	Presentation to Shareholders at 2004 Annual Meeting of Shareholders